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             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  November 1, 1999


                     MMI Companies, Inc.
   (Exact name of registrant as specified in its charter)

              Commission file number:  1-11920


     Delaware                                36-3263253
(State or other jurisdiction               (IRS Employer
incorporation or organization)           Identification No.)


     540 Lake Cook Road, Deerfield, Illinois  60015-5290
          (Address of principal executive offices)


                       (847) 940-7550
    (Registrant's telephone number, including area code)






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Item 5.  Other Events.

Filed as an exhibit is a press release of the registrant dated November 1, 1999 relating to reserve strengthening and restructuring changes of $105 million during the third quarter of 1999.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit 99.  Press release of the registrant dated
                  November 1, 1999





                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MMI Companies,Inc.
                                      (Registrant)


Date: November  1,  1999              /s/B. Frederick Becker
                                      B. Frederick Becker
                                      Chairman and Chief Executive
                                      Officer




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